EXECUTION COPY

THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES WHICH MAY BE ISSUED UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES OR BLUE SKY LAWS. NO SALE OR DISTRIBUTION HEREOF OR THEREOF MAY BE AFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER APPLICABLE SECURITIES LAWS.

WARRANT AGREEMENT

THIS WARRANT AGREEMENT (this "Agreement") is dated this 28th day of October 2014, by and between The Alkaline Water Company Inc., an Nevada corporation (the "Company"), and Veterans Capital Fund, LLC (the "Warrant Holder").

WITNESSETH

WHEREAS, pursuant to a certain Agreement dated October 28, 2014 (the "Agreement"), the Company agreed to issue to Warrant Holder a warrant (the "Warrant") to purchase 3,600,000 shares of the Company's common stock, par value $0.001 per share (the "Common Stock") as an inducement to the Warrant Holder to enter into a Master Lease Agreement with The Alkaline Water Company Inc.; and

WHEREAS, Warrant Holder entered into that certain Master Lease Agreement with the Company on (the "Master Lease Agreement").

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Incorporation of Recitals. The Recitals of this Agreement are hereby incorporated by this reference as though such recitals were fully set forth and rewritten herein, and the affirmative statements therein contained shall be deemed to be representations of the Company and the Warrant Holder, which are hereby confirmed.

2. Warrant. The Company hereby grants to the Warrant Holder, subject to the terms set forth herein, the right to purchase at any time during the term (the "Warrant Exercise Term") commencing on the date hereof and ending at 5:30 p.m., New York time on the fifth anniversary of the date hereof (the "Expiration Date") 3,600,000 shares of Common Stock (the "Shares"), at an exercise price of $0.125 per share (the "Exercise Price").

3. Exercise of Warrant.

3.1 Exercise. The Warrant may be exercised by the Warrant Holder, in whole or in part, by delivering the Notice of Exercise purchase form, attached as Exhibit A hereto (the "Notice of Exercise"), duly executed by the Warrant Holder to the Company at its principal office, or at such other office as the Company may designate, accompanied by payment, in cash or by wire transfer or check payable to the order of the Company, of the amount obtained by multiplying the number of Shares designated in the Notice of Exercise by the Exercise Price (the

"Purchase Price"). The Purchase Price may also be paid, in whole or in part, by delivery of such purchase form and of shares of Common Stock owned by the Warrant Holder having a Market Price (as defined in Section 3.3 hereof) on the last business day ending the day immediately prior to the Exercise Date (as defined below) equal to the portion of the aggregate Exercise Price being paid in such shares. In addition, the Warrant may be exercised, pursuant to a cashless "net" exercise by providing irrevocable instructions to the Company, through delivery of the Notice of Exercise with an appropriate reference to this Section 3.1 to issue the number of shares of the Common Stock equal to the product of (a) the number of shares as to which the Warrant is being exercised multiplied by (b) a fraction, the numerator of which is the Market Price of a share of the Common Stock on the last business day preceding the Exercise Date less the Exercise Price therefor and the denominator of which is such Market Price. For purposes hereof, "Exercise Date" shall mean the date on which all deliveries required to be made to the Company upon exercise of the Warrant pursuant to this Section 3.1 shall have been made.

3.2 Issuance of Certificates. As soon as practicable after the exercise of the Warrant (in whole or in part) in accordance with Section 3.1 hereof, the Company, at its expense, shall cause to be issued in the name of and delivered to the Warrant Holder (i) a certificate or certificates for the number of fully-paid and non-assessable Shares to which the Warrant Holder shall be entitled upon such exercise and (if applicable) pursuant to Exhibit A (ii) a new warrant agreement of like tenor to purchase all of the Shares that may be purchased pursuant to the portion, if any, of the Warrant not exercised by the Warrant Holder. The Warrant Holder shall for all purposes be deemed to have become the holder of record of such Shares on the date on which the Notice of Exercise and payment of the Purchase Price in accordance with Section 3.1 hereof were delivered and made, respectively, irrespective of the date of delivery of such certificate or certificates, except that if the date of such delivery, notice and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of record of such Shares at the close of business on the next succeeding date on which the stock transfer books are open.

3.3 Market Price. The "Market Price" of a share of Common Stock means: the average of the daily closing price of shares of Common Stock on the principal market on which shares of the Common Stock are traded for the five (5) trading days immediately preceding the date of the determination of the Market Price. If shares of Common Stock are not traded on any public market (e.g. NYSE, AMEX, NASDAQ, OTCBB, OTCQB, OTCQX or Pink Sheets), the Market Price of the Common Stock shall be determined, in good faith, by the Board of Directors of the Company. In the event the shares of the Company's Common Stock do not trade on any given trading during the five trading days immediately preceding the date of the determination of the Market Price, then the price used for such day in determining the average shall be the closing price per share on the most recent prior trading day in which shares of the Company's Common Stock actually traded.

4. Adjustments.

4.1 Stock Splits, Stock Dividends and Combinations. If the Company at any time subdivides the outstanding shares of the Common Stock or issues a stock dividend (in Common Stock) on the outstanding shares of the Common Stock, the Exercise Price in effect immediately prior to such subdivision or the issuance of such stock dividend shall be proportionately decreased, and the number of Shares subject hereto shall be proportionately

increased, and if the Company at any time combines (by reverse stock split or otherwise) the outstanding shares of Common Stock, the Exercise Price in effect immediately prior to such combination shall be proportionately increased, and the number of Shares subject hereto shall be proportionately decreased, effective at the close of business on the date of such subdivision, stock dividend or combination, as the case may be.

4.2 Merger or Consolidation. In the case of any consolidation of the Company with, or merger of the Company with or into another entity (other than a consolidation or merger which does not result in any reclassification or change of the outstanding capital stock of the Company), the entity formed by such consolidation or merger shall execute and deliver to the Warrant Holder a supplemental warrant agreement providing that the Warrant Holder of the Warrant then outstanding or to be outstanding shall have the right thereafter (until the expiration of such Warrant) to receive, upon exercise of such Warrant, the kind and amount of shares of capital stock and other securities and property receivable upon such consolidation or merger by a holder of the number of Shares for which such Warrant might have been exercised immediately prior to such consolidation or merger. Such supplemental warrant agreement shall provide for adjustments which shall be identical to the adjustments provided in Section 4.1 hereof and to the provisions of Section 11 hereof. This Section 4.2 shall similarly apply to successive consolidations or mergers.

5. Transfers.

5.1 Unregistered Securities. Warrant Holder hereby acknowledges and agrees that the Warrant and the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and are "restricted securities" under the Securities Act inasmuch as they are being acquired in a transaction not involving a public offering, and the Warrant Holder agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of the Warrant or any Shares issued upon exercise of the Warrant in the absence of (a) an effective registration statement under the Securities Act as to the Warrant or such Shares and registration and/or qualification of the Warrant or such Shares under any applicable Federal or state securities law then in effect or (b) an opinion of counsel, reasonably satisfactory to the Company, that such registration and qualification are not required.

5.2 Transferability. Notwithstanding the provisions of Section 5.1 hereof, this Warrant may be subdivided and transferred by the Warrant Holder to any affiliate and or investor of the Warrant Holder, in whole or in part, and any such transferee(s) shall have the same rights hereunder as the Warrant Holder; provided, however, that any such subdivision or transfer is in compliance with all current and applicable securities laws.

5.3 Warrant Register. The Company will maintain a register containing the names and addresses of the Warrant Holders of the Warrant. Until any transfer of Warrant in accordance with this Agreement is reflected in the warrant register, the Company may treat the Warrant Holder as the absolute owner hereof for all purposes. Any Warrant Holder may change such Warrant Holder's address as shown on the warrant register by written notice to the Company requesting such change.

6. No Fractional Shares. Any adjustment in the number of Shares purchasable hereunder shall be rounded to the nearest whole share.

7. Investment Representations. The Warrant Holder agrees and acknowledges that it is acquiring the Warrant and will be acquiring the Shares for its own account and not with a view to any resale or distribution other than in accordance with Federal and state securities laws. The Warrant Holder is an "accredited investor" within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act.

8. Covenants as to the Shares. The Company covenants and agrees that the Shares issuable upon exercise of the Warrant, will, upon issuance in accordance with the terms hereof, be duly and validly issued and outstanding, fully-paid and non-assessable, with no personal liability attaching to the ownership thereof, and free from all taxes, liens and charges with respect to the issuance thereof imposed by or through the Company; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any certificates in respect of such shares in a name other than that of the Warrant Holder and the Company shall not be required to issue or deliver such certificates unless or until the person(s) requesting the issuance thereof shall have paid to the Company the amount of such tax or it shall be established to the satisfaction of the Company that such tax has been paid. The Company further covenants and agrees that the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of the rights represented under this Agreement.

9. Legend. Any certificate evidencing the Warrant Shares issuable upon exercise hereof will bear a legend indicating that such securities have not been registered under the Securities Act or under any state securities laws and may not be sold or offered for sale in the absence of an effective registration statement as to the securities under the Securities Act and any applicable state securities law or an opinion of counsel reasonably satisfactory to the Company that such registration is not required.

10. Rights Applicable to the Warrant Shares. The parties hereby acknowledge and agree that the Shares, when issued in accordance with the terms hereof, shall be entitled to all of the same rights and privileges provided to the Company's Common Stock.

11. Dividends and Other Distributions. In the event that the Company shall, at any time prior to the exercise of all Warrants, declare a dividend (other than a dividend consisting solely of shares of Common Stock) or otherwise distribute to its stockholders any assets, properties, rights, evidence of indebtedness, securities (other than shares of Common Stock), whether issued by the Company or by another, or any other thing of value, the Warrant Holder shall thereafter be entitled, in addition to the shares of Common Stock or other securities and property receivable upon the exercise thereof, to receive, upon the exercise of such Warrant, the same assets, property, rights, evidences of indebtedness, securities or any other thing of value that the Warrant Holder would have been entitled to receive at the time of such dividend or distribution as if the Warrant had been exercised immediately prior to such dividend or distribution. At the time of any such dividend or distribution, the Company shall make (and maintain) appropriate reserves to ensure the timely performance of the provisions of this Section 11.

12. Vesting. The Shares subject to this Agreement will vest according to the following schedule (the "Vesting Schedule"):

(a) 900,000 Shares, or 25.0% of the total Shares, shall be deemed to have vested upon the date of this Agreement; and

(b) remaining 2,700,000 Shares shall vest on a pro rata basis according to any amounts Warrant Holder funds pursuant to any lease schedules under the Master Lease Agreement relative to the $600,000.00 total lease line amount available to The Company under the Master Lease Agreement; provided, however, if the Company draws on ninety (90%) or more of the total lease line under the Master Lease Agreement, then all such Shares under this Agreement shall be deemed to be vested.

13. Miscellaneous.

13.1 Waivers and Amendments. This Agreement or any provisions hereof may be changed, waived, discharged or terminated only by a statement in writing signed by the Company and by the Warrant Holder.

13.2 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Florida.

13.3 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given when delivered by hand or by facsimile transmission, when telexed, or upon receipt when mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

(i) If to the Company:

The Alkaline Water Company Inc.
7730 East Greenway Road, Suite 203
Scottsdale, AZ 85260

Attention: Richard A. Wright, CFO
Phone: 480-656-2423
Facsimile: 480-998-6901

(ii) If to Warrant Holder:

Veterans Capital Fund, LLC
1385 Areca Cove, Suite 100
Naples, FL 34119

Attention: Joseph E. Wold, Jr., Managing Member
Phone: (239) 325-2500
Facsimile: N/A

13.4 Headings. The headings in this Agreement are for convenience of reference only, and shall not limit or otherwise affect the terms hereof.

13.5 Closing of Books. The Company will at no time close its transfer books against the transfer of any Shares issued or issuable upon the exercise of the Warrant in a manner that interferes with the timely exercise of the Warrant.

13.6 No Rights or Liabilities as a Stockholder. This Agreement shall not entitle the Warrant Holder hereof to any voting rights or other rights as a stockholder of the Company with respect to the Shares prior to the exercise of the Warrant. No provision of this Agreement, in the absence of affirmative action by the Warrant Holder to purchase the Shares, and no mere enumeration herein of the rights or privileges of the Warrant Holder, shall give rise to any liability of such Holder for the Exercise Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

13.7 Successors. All the covenants and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns and transferees.

13.8 Severability. If any provision of this Agreement shall be held to be invalid and unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

13.9 Due Authorization, Execution and Delivery. The Company has taken all requisite action to authorize the execution, delivery and performance of this Warrant and the transaction contemplated hereby.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

THE ALKALINE WATER COMPANY INC.

By: /s/ Ricky Wright

Title V.P. / Sec / Treas.

VETERANS CAPITAL FUND, LLC

By: /s/ Joseph E. Wold, Jr.

Title: Managing Member

EXECUTION COPY

EXHIBIT A

NOTICE OF EXERCISE

(To be signed only on exercise of Warrant)

Dated:_______________________

To: The Alkaline Water Company Inc. (the "Company")

The undersigned, pursuant to the provisions set forth in the attached Warrant Agreement, hereby irrevocably elects to:

☐ purchase _____ shares of Common Stock covered by such Warrant Agreement and herewith makes a cash payment of $____________, representing the full purchase price for such shares at the price per share provided for in such Warrant Agreement.

☐ purchase _____ shares of Common Stock covered by such Warrant Agreement and herewith delivers _____ shares of Common Stock having a Market Price as of the last trading day preceding the date hereof of $______, representing the full purchase price for such shares at the price per shares provided for in such Warrant Agreement.

☐ acquire in a cashless exercise _____ shares of Common Stock pursuant to the terms of Section 3.1 of such Warrant Agreement.

___ at the time of the exercise of the Warrant by the undersigned, the undersigned, reaffirms the representations made to the Company in Section 7 of the Warrant Agreement.

Please issue a certificate or certificates representing such shares of Common Stock in the name of the undersigned or in such other name as is specified below.

Signature:__________________________

Name (print):________________________

Title (if applicable):____________________

Company (if applicable):__________________